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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): April 7, 2000

                           AGILENT TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                  Delaware                            3825                        77-0518772
      (State or other jurisdiction of      (Primary Standard Industrial         (I.R.S. Employer
       incorporation or organization)      Classification Code Number)       Identification Number)
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                               3000 Hanover Street
                               Palo Alto, CA 94304

                    (Address of principal executive offices)

                                (650) 850-1501
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On April 7, 2000, Agilent Technologies, Inc. issued a press release announcing that the Board of Directors of Hewlett-Packard Company approved the declaration by Hewlett-Packard Company of a dividend of all of Hewlett Packard
Company's shares of Agilent Technologies, Inc. common stock. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

               Exhibit 99    Agilent Technologies, Inc. Press Release issued
                             April 7, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AGILENT TECHNOLOGIES, INC.
                                                       (Registrant)

Date:  April 10, 2000

                                            By: /s/ D. Craig Nordlund
                                               --------------------------
                                            D. Craig Nordlund
                                            Senior Vice President, General
                                                  Counsel and Secretary
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                                  EXHIBIT INDEX

Exhibit
Number
------

99       Agilent Technologies, Inc. Press Release issued April 7, 2000.